EXHIBIT 99

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                            WFMBS MORTGAGE LOAN POOL
            20-YEAR THROUGH 30-YEAR 5/1 CMT & LIBOR INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-N
                            POOL PROFILE (6/10/2004)

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                                     --------------------   --------------------
                                           5/1 POOL               Tolerance
                                     --------------------   --------------------
    AGGREGATE PRINCIPAL BALANCE           $1,401,815,951             (+/- 5.00%)

    MORTGAGE LOAN CUTOFF DATE                   1-Jul-04                    N/A
    INTEREST RATE RANGE                      2.25 - 5.75                    N/A
    GROSS WAC                                     4.421%          (+ / - 10 bps)
    WEIGHTED AVERAGE SERVICE FEE                25.0 bps
    MASTER SERVICING FEE                         1.0 bps on Securitization only
    WAM (in months)                                  359          (+/- 2 months)

    WALTV                                            70%           (maximum +5%)

    CALIFORNIA PERCENT                               45%           (maximum +5%)
    SINGLE LARGEST ZIP CODE PERCENT                   1%          (maximum  +2%)

    AVERAGE LOAN BALANCE                        $407,979      (maximum +$25,000)
    LARGEST INDIVIDUAL LOAN BALANCE           $2,702,355    (maximum $2,800,000)

    CASH OUT REFINANCE PERCENT                        8%          (maximum  +5%)

    PRIMARY RESIDENCE PERCENT                        93%           (minimum -5%)

    SINGLE FAMILY DETACHED PERCENT                   84%           (minimum -5%)

    FULL DOCUMENTATION PERCENT                       58%           (minimum -5%)

    WA FICO                                          737            (minimum -5)

    UNINSURED > 80% LTV PERCENT                       0%           (maximum +3%)

    RELOCATION PERCENT                               11%           (minimum -2%)

    GROSS MARGIN                                  2.680%           (+ / - 5 bps)

    GROSS LIFECAP                                 9.421%          (+ / - 10 bps)

    WA MONTHS TO NEXT ROLL                            59        (+ / - 3 months)

    INTEREST ONLY PERCENT                            66%          (maximum  +5%)

    INDEXED OFF 1 YR CMT                             86%              (+ / - 5%)

    INDEXED OFF 1 YR LIBOR                           14%              (+ / - 5%)

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  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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                                                      WFMBS MORTGAGE LOAN POOL
                                      20-YEAR THROUGH 30-YEAR 5/1 CMT & LIBOR INTERMEDIATE ARM
                                                   RELO & NON-RELOCATION MORTGAGES
                                                         WFMBS SERIES 2004-N
                                                         PRICING INFORMATION
                                                      POOL PROFILE (6/10/2004)
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
COLLATERAL                                            Mortgage Loans Index off the One Year CMT or One Month LIBOR.
                                                          None of the Mortgage Loans have a convertibility feature.
                       Generally the Mortgage Loans have a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                         Generally, the Mortgage Loans have a 5% Lifetime Rate Cap.

RATING AGENCIES                                                                                  TBD by Wells Fargo

PASS THRU RATE                                                                   Net WAC or Ratio Stripped/Variable

STRUCTURE                                                                      TO CONFORM TO WFMBS 2002-B or 2004-B
                                                                                              EXCEPT AS NOTED BELOW
                                                       (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                                    28-Jun-04      9:00 AM
                           Structures received or changes to structures past the due date will incur a $10,000 fee.

PRICING DATE

SETTLEMENT DATE                                                                                           16-Jul-04
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
ASSUMED SUB LEVELS                                  AGG Assumed Level
Levels and Rating Agencies for                  AAA      2.90%
2004-N to be determined by                       AA      1.20%
Wells Fargo.                                      A      0.75%
These levels are for bid purposes only.         BBB      0.50%
They are not a trade stipulation.                BB      0.30%
Any change in actual levels will not result       B      0.15%
in price changes.
                                                    Note:  AAA Class will be rated by two rating agencies.
                                                    AA through B Classes will be rated by one rating agency.
                                                    Additional tranche ratings will be paid for by the sub underwriter.

NOTE: Please note the following specifics of the 2004-N structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated
Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.
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WFMBS CONTACTS                                      Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397

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                            WFASC Denomination Policy
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

                                                                                        Minimum           Physical       Book Entry
                                                                                      Denomination      Certificates    Certificates
Type and Description of Certificates                                                     (1)(4)
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Class A
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
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                                    $25,000          Allowed          Allowed

Companion classes for PAC, TAC, Scheduled Classes                                       $100,000          Allowed          Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates          $100,000          Allowed          Allowed

Notional and Nominal Face IO                                                               (2)            Allowed          Allowed

Residual Certificates                                                                      (3)            Required       Not Allowed

All other types of Class A Certificates                                                    (5)              (5)               (5)


Class B (Investment Grade)                                                              $100,000          Allowed          Allowed

Class B (Non-Investment Grade)                                                          $250,000          Required       Not Allowed
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


(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.